Other current assets	12 Months Ended
Dec. 31, 2024
Other Current Assets [Abstract]
Other current assets	Other current assets

	2024	2023
	(in € millions)
Content assets	47	95
Prepaid expenses and other	71	64
Derivative assets	14	9
Total	132	168
Content asset amortization of €188 million, €208 million, and €193 million is included in cost of revenue in the consolidated statement of operations for the year ended December 31, 2024, 2023, and 2022, respectively.
During the year ended December 31, 2023, we executed a strategic realignment and reorganization plan focusing on podcast operations and rationalizing our content portfolio. In connection with this reorganization, we incurred charges of €29 million related to the write-off of content assets. These charges are included within cost of revenue in the consolidated statement of operations for the year ended December 31, 2023. There were no material charges related to the write-off of content assets recognized during the year ended December 31, 2024.